Putnam
                                            High Yield
                                            Advantage
                                            Fund

ANNUAL REPORT
November 30, 1995







                                     [LOGO]
              B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Fund highlights

(arrow) For the 12 months ended December 31, 1995, Putnam High Yield
        Advantage Fund's class A share total return ranked 25 out of 119, placing it in the top 21% of high current yield funds tracked by Lipper Analytical Services.*

(arrow) ". . . The best buys for individual investors are in junk. . .
        Issuers of junk bonds are willing to offer rich yields to attract individuals. Junk bonds today yield 9% or more, vs. 6% to 7% for Treasuries . . . In addition, if the issuer succeeds in generating enough cash flow to improve its credit rating, the bonds can offer equitylike gains."
                                                 -- Fortune, December 25, 1995

(arrow) CONTENTS
         4 Report from the Fund Manager
         8 Fund performance summary
        13 Portfolio holdings
        23 Financial statements

 *Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 12/31/95: the fund's class A, class B, and class M shares ranked 25, 42, and 27, respectively, out of 119 high current yield funds for 1-year performance; class A shares ranked 24 out of 69 and 14 out of 61 high current yield funds for 3- and 5-year performance, respectively.

From the Chairman

[PHOTO]
(c) Karsh, Ottawa

Dear Shareholder:

The consistently positive results Putnam High Yield Advantage Fund has generated since its inception nearly a decade ago is a tribute both to astute selection of portfolio holdings and Putnam's commitment to in-depth research.

Fund Manager Jin Ho, backed by Putnam's taxable fixed-income research group, regularly uncovers treasures from the large and growing field of what the investment community calls "junk" bonds.

While many of these securities may be rightly named, many others represent potentially attractive investment opportunities. The challenge lies in identifying and investing in the winners and passing up those that may falter.

Past performance is no assurance of future results, of course, but we are confident that your fund will continue to find success with its winning formula in fiscal 1996 and beyond. In the report that follows, Jin discusses results of the year just ended and takes a look at the fiscal year that lies ahead.

Respectfully yours,

/s/ George Putnam

George Putnam
Chairman of the Trustees
January 17, 1996

Report from the Fund Manager
Jin W. Ho

        The bull market of 1995 dazzled bond investors with returns that, as of November's close, were on track to be third best on record. Fueled by the potent brew of low inflation and slow but positive economic growth, long-term government bonds gained 30.6% -- results surpassed only by the historic runups of 40.4% in 1982 and 31% in 1985.

        While high-yield bonds generally lagged longer-term government bonds during the past 12 months, Putnam High Yield Advantage Fund was able to capitalize on opportunities that unfolded. Your fund ended its fiscal year on November 30, 1995, with total returns of 16.81% for class A shares, 15.94% for class B shares, and 16.72% for class M shares, all at net asset value.

        For most of 1995, it appeared that investors just couldn't get enough of high-yield bonds. A pronounced supply shortage in the first six months of the year drove up the prices of both new issues and existing securities. However, during the second half, amid slowing economic growth and a few incidents of defaults, investors caught on to the idea that quality is even more important than quantity and began to place more emphasis on the creditworthiness of issuing companies. The resulting flight to quality reaffirmed the value of your fund's consistent strategy of maintaining exceptionally high credit standards.

(arrow) POSITIONING FOR A SLOWING ECONOMY
        Although our outlook for corporate profits remains favorable, several recent reports have suggested that economic activity is slowing. We have, therefore, begun to upgrade the quality of holdings in the portfolio slightly. While your fund is still primarily invested in B-rated securities, we have made a gradual shift from cyclical credits, such as paper, chemical, and automotive securities, into telecommunications, cable, utilities, consumer nondurables, and a few gaming issues. These proved to be the top-performing sectors in 1995, and we believe they will continue to benefit the fund in 1996.

        In particular, cable and communications companies could get a major boost from the telecommunications bill that's currently being drafted and will be debated in the coming months. Given passage, of which there can be no assurance, both high-yield and equity securities for these companies should have a very good performance in the coming year.

(arrow) VALUE-ADDED FUNDAMENTAL APPROACH TO SECURITIES SELECTION
        Putnam's high-yield group conducts some of the most thorough fundamental research on the buy-side of the Street. We believe that our ability to weigh both the upside and the downside potential of every single security we buy is critical to the fund's success. We look at companies' financial statements and make detailed financial projections going out as far as five years. We review the past five-year record to see whether we can identify a pattern of inconsistencies. In addition, we conduct extensive industry studies, meet directly with companies' representatives, and frequently, also with key competitors, suppliers, and customers.

        An essential tenet of our high-yield investing philosophy focuses on seeking to avoid companies with deteriorating credit profiles that do not meet our rigorous standards. The securities that we decided not to purchase over this period are almost as important as the ones we did invest in. We rely on our exhaustive research techniques to identify companies that possess an unacceptable risk of declaring bankruptcy or otherwise defaulting on their bonds.

--------------------------------------------------------------------------------
        [GRAPHIC BAR CHART]


        TOP INDUSTRY SECTORS (11/30/95)*
--------------------------------------------------------------------------------
        Cable television 12.9%
--------------------------------------------------------------------------------
        Cellular communications 5.1%
--------------------------------------------------------------------------------
        Broadcasting 4.8%
--------------------------------------------------------------------------------
        Media 4.4%
--------------------------------------------------------------------------------
        Gaming 4.1%
--------------------------------------------------------------------------------
        *Based on net assets as of 11/30/95. Holdings will vary over time.
--------------------------------------------------------------------------------

(arrow) LOW INTEREST RATES AND SUSTAINED DEMAND BOLSTER THE HIGH-YIELD MARKET
        As interest rates have declined in recent months, demand for high-yield bonds has remained strong. The underlying logic is not difficult to understand: the lower yields being offered by Treasuries and other investment-grade bonds have made high-yield securities more attractive to income-hungry investors.

        At the same time, growth in the supply of high-yield bonds has been modestly restrained by several prevailing market conditions. First, an abundance of available cash at banks has made it easier for larger, creditworthy bond issuers to borrow from banks at currently low interest rates to pay off outstanding high-yield bonds or as an alternative to issuing new high-yield bonds. Second, corporate consolidation has often resulted in new owners tendering for outstanding bonds. Lastly, a vibrant equity market has made it more cost effective for corporations to issue equity rather than debt. While these trends suggest a resulting slowdown in supply of high-yield bonds, the effect has been slight. In fact, a more visible result has been an improvement in the overall credit profile of high-yield bond issuers, which are now able to borrow money at lower interest rates and reduce their cost of capital.

        Merger in the chemicals industry enhances total returns. One corporate consolidation that was particularly beneficial to your fund occurred in the chemicals sector, which is cyclical in nature. During the period, we reduced your portfolio's overall allocation to cyclicals as economic growth slowed. However, your fund's investment in OSI Specialties Corp., a producer of specialty chemicals, proved profitable despite the economic slowdown. OSI was acquired by Witco Corp., a larger chemicals producer, in October of this year. Near the end of the fiscal period, Witco offered to buy back outstanding OSI bonds at a premium, and the resulting transaction generated an attractive return for your fund.

(arrow) A FAVORABLE OUTLOOK FOR 1996
        Although it appears that slowing economic activity may translate to a less robust 1996, our overall outlook for the economy is favorable, calling for slow but positive growth, with little threat

--------------------------------------------------------------------------------
        TOP 10 HOLDINGS (11/30/95)*
--------------------------------------------------------------------------------
        Viacom International 8.00%, 2006
        Media
--------------------------------------------------------------------------------
        Cencall Communications Corp. stepped-coupon 0%, 2004
        Cellular communications
--------------------------------------------------------------------------------
        TransTexas Gas Corp. 11.50%, 2002
        Oil and gas
--------------------------------------------------------------------------------
        Adelphia Communications Corp. 12.50%, 2002
        Cable television
--------------------------------------------------------------------------------
        Intelcom Group stepped-coupon 0%, 2005
        Telecommunications
--------------------------------------------------------------------------------
        Midland Funding Corp. 11.75%, 2005
        Electric Utilities
--------------------------------------------------------------------------------
        Paccar Financial Corp. 17.00%, 1996
        Finance
--------------------------------------------------------------------------------
        PSF Finance 12.00%, 2000
        Agriculture
--------------------------------------------------------------------------------
        Telewest Communications 9.625%, 2006
        Cable television
--------------------------------------------------------------------------------
        Tele-Communications Inc. Class A (stock)
        Cable television
--------------------------------------------------------------------------------
        *These holdings represent 16.0% of the fund's assets. Portfolio holdings will vary over time.


        of inflation. We believe that following extensive restructuring and cost cutting in corporate America, today's high-yield issuers are far more resilient to economic downturns than they were in the past. In fact, we see many opportunities in the high-yield market in today's slow-growth environment, and your fund is well positioned to continue its successful performance into fiscal 1996 and beyond.

        Putnam High Yield Advantage Fund is a portfolio managed for high current income primarily through investments in high-yielding lower-rated fixed-income securities, which pose a greater risk to principal than higher-rated securities. High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's business condition or in general economic conditions may hinder the issuer's ability to pay principal and interest on the securities. Although the bonds of the companies discussed here met the fund's selection criteria at the time of purchase, Putnam Management's views on these companies should not be taken as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

    This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

    TOTAL RETURN FOR PERIODS ENDED 11/30/95

                            Class A           Class B            Class M
                           (3/25/86)         (5/16/94)          (12/1/94)
                         --------------    --------------   ----------------
                         NAV      POP      NAV      CDSC     NAV       POP
    ------------------------------------------------------------------------
    1 year               16.81%   11.29%   15.94%   10.94%   16.72%   12.98%
    ------------------------------------------------------------------------
    5 years             132.94   121.82      --       --       --       --
    Annual average       18.43    17.27      --       --       --
    ------------------------------------------------------------------------
    Life of class       159.09   146.74    12.33     8.46    16.72    12.98
    Annual average       10.32     9.77     7.84     5.42      --       --
    ------------------------------------------------------------------------

    COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                                     Lehman Bros.            First Boston
                                 Corporate Bond Index      High Yield Index
    ------------------------------------------------------------------------
    1 year                               21.26%                  17.14%
    ------------------------------------------------------------------------
    5 years                              69.26                  129.99
    Annual average                       11.10                   18.13
    ------------------------------------------------------------------------
    Life of class A                     146.09                  176.76
    Annual average                        9.76                   11.10
    ------------------------------------------------------------------------
    Life of class B                      21.36                   16.93
    Annual average                       13.77                   10.99
    ------------------------------------------------------------------------
    Life of class M                      21.26                   17.14
    ------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

------------------------------------------------------------------------
[GRAPHIC OF LINE CHART]



GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since 3/25/86 (inception date)

First Boston High
Yield Index $27,676

Putnam High Yield
Advantage A at POP $24,674

Lehman Corporate
Bond Index $24,609

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 5/16/94 would have been valued at $11,233 on 11/30/95 ($10,846 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/1/94 would have been valued at $11,672 at net asset value on 11/30/95, $11,298 at public offering price.
------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95

                                 Class A              Class B               Class M
------------------------------------------------------------------------------------
Distributions (number)           12                    12                    12
------------------------------------------------------------------------------------
Income                           $0.996                $0.933                $ 0.978
------------------------------------------------------------------------------------
Total                            $0.996                $0.933                $0.978
------------------------------------------------------------------------------------
Share value:                        NAV       POP         NAV       NAV         POP
------------------------------------------------------------------------------------
11/30/94                         $ 9.07     $ 9.52     $ 9.05       --          --
------------------------------------------------------------------------------------
12/1/94 (inception of
  class M shares)                                                 $ 9.05     $  9.35
------------------------------------------------------------------------------------
11/30/95                           9.52       9.99       9.49       9.51        9.83
------------------------------------------------------------------------------------
Current return
End of period:                      NAV       POP         NAV       NAV         POP
------------------------------------------------------------------------------------
Current dividend rate(1)           9.96%      9.49%      9.23%      9.72%       9.40%
------------------------------------------------------------------------------------
Current 30-day SEC yield(2)        7.92       7.53       7.15       7.66        7.40
------------------------------------------------------------------------------------

(1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)

                          Class A           Class B            Class M
                         (3/25/86)         (5/16/94)          (12/1/94)
                       --------------    --------------   ----------------
                       NAV      POP      NAV     CDSC      NAV       POP
--------------------------------------------------------------------------
1 year                 18.81%   13.15%  17.91%   12.91%   18.58%    14.76%
--------------------------------------------------------------------------
5 years               135.74   124.42     --       --       --        --
Annual average         18.71    17.55     --       --       --        --
--------------------------------------------------------------------------
Life of class         163.98   151.41   14.50    10.59    19.03     15.21
Annual average         10.45     9.90    8.66     6.37    17.50     14.01
--------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Index* is an ummanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assumed reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
International New Opportunities Fund
Investors Fund
Natural Resources Trust
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government Fund
American Government Income Fund
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds*
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGES(SM) FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS+

Putnam money market funds:
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund

CDs and savings accounts++

* Not available in all states.

+ Relative to above.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.
                                      11

Report of independent accountants
For the year ended November 30, 1995


To the Trustees and Shareholders of
Putnam High Yield Advantage Fund


We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the portfolio of investments owned, as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 1995, the results of its operations for the year then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 15, 1996

Portfolio of investments owned
November 30, 1995

CORPORATE BONDS AND NOTES (80.2%)*
PRINCIPAL AMOUNT                                                                           VALUE

Advertising (0.7%)
-------------------------------------------------------------------------------------------------
$ 3,500,000    Outdoor Systems, Inc. sr. notes 10-3/4s, 2003                        $  3,360,000
  5,000,000    Universal Outdoor, Inc. sub. deb. 11s, 2003                             4,850,000
                                                                                    -------------
                                                                                       8,210,000
Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------
  4,500,000    BE Aerospace sr. notes, 9-3/4s, 2003                                    4,500,000
  2,850,000    Howmet Corp. 144A sr. sub. notes 10s, 2003                              2,935,500
  2,200,000    Sequa Corp. sr. notes 9-5/8s, 1999                                      2,112,000
                                                                                    -------------
                                                                                       9,547,500
Agriculture (3.0%)
-------------------------------------------------------------------------------------------------
  6,367,000    PMI Holdings Corp. Ser. B, sub. disc. deb. stepped- coupon zero %
                 (11-1/2s, 9/1/00), 2005++                                             3,310,840
  5,000,000    PSF Finance (L.P.) sr. disc. notes stepped-coupon zero % (12s,
                 9/15/96), 2003++                                                      4,381,250
 12,000,000    PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004                       12,381,000
 14,620,842    PSF Finance (L.P.) sr. notes 12s, 2000                                 15,242,228
                                                                                    -------------
                                                                                      35,315,318
Aluminum (0.8%)
-------------------------------------------------------------------------------------------------
  8,600,000    Kaiser Aluminum & Chemical Corp. sr. sub. notes
                 12-3/4s, 2003                                                         9,417,000

Automotive Parts (1.0%)
-------------------------------------------------------------------------------------------------
  2,000,000    Aftermarket Technology corp. sr. sub. notes 12s, 2004                   2,085,000
    400,000    Exide Corp. sr. notes 10-3/4s, 1999                                       431,000
  4,470,000    Exide Corp. sr. notes 10s, 2005                                         4,805,250
  4,000,000    Key Plastics Corp. sr. notes 14s, 1999                                  4,120,000
                                                                                    -------------
                                                                                      11,441,250
Basic Industrial Products (--%)
-------------------------------------------------------------------------------------------------
    400,000    Inter-City Products sr. notes 9-3/4s, 2000                                262,000

Broadcasting (3.9%)
-------------------------------------------------------------------------------------------------
  2,000,000    Granite Broadcasting Corp. sr. sub. deb. 12-3/4s, 2002                  2,220,000
  4,500,000    Granite Broadcasting Corp. sr. sub. notes 10-3/8s, 2005                 4,612,500
  8,675,000    New City Broadcasting Corp. sr. sub. notes 11-3/8s, 2003                7,981,000
 18,500,000    Panamsat (L.P.) sr. sub. notes stepped-coupon zero % (11-3/8s,
                 8/1/98), 2003++                                                      14,892,500
  4,000,000    Paxson Communications Corp. 144A sr. sub. notes 11-5/8s, 2002           3,950,000
  1,000,000    SFX Broadcasting, Inc. sr. sub. notes 11-3/8s, 2000                     1,057,500
  7,500,000    Spanish Broadcasting Systems stepped coupon 7-1/2s, (12-1/2s,
                 6/15/97), 2002++                                                      7,350,000
  4,511,000    Telemedia Broadcasting Corp. 144A notes stepped- coupon 6.4s
                 (16s, 6/15/99), 2004++                                                4,059,900
                                                                                    -------------
                                                                                      46,123,400

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                           VALUE

Building and Construction (1.1%)
-------------------------------------------------------------------------------------------------
$ 8,250,000    Presley Co. sr. notes 12-1/2s, 2001                                 $   6,600,000
  6,800,000    Scotsman Group, Inc. sr. secd. notes 9-1/2s, 2000                       6,834,000
                                                                                    -------------
                                                                                      13,434,000
Building Products (2.3%)
-------------------------------------------------------------------------------------------------
  6,000,000    American Standard Inc. sr. sub. notes stepped-coupon zero %,
                 (10-1/2s, 6/1/98), 2005++                                             5,047,500
  9,000,000    Nortek, Inc. sr. sub. notes 9-7/8s, 2004                                8,280,000
  7,500,000    Southdown, Inc. sr. Ser. B sub. deb. 14s, 2001                          8,250,000
  5,000,000    Walter Industries Inc. sr. notes Ser. B, 12.19s, 2000                   5,075,000
                                                                                    -------------
                                                                                      26,652,500
Cable Television (9.7%)
-------------------------------------------------------------------------------------------------
 21,000,000    Adelphia Communications Corp. sr. notes 12-1/2s, 2002                  20,790,000
 12,250,000    Bell Cablemedia PLC stepped-coupon zero % (11-7/8s, 1998), 2005
                 (United Kingdom)++                                                    7,411,250
  6,000,000    CF Cable TV, Inc. sr. notes 11-5/8s, 2005 (Canada)                      6,540,000
  8,000,000    Century Communications Corp. sr. sub. deb. 11-7/8s, 2003                8,560,000
  2,000,000    Comcast Corp. sr. sub. deb. 10-5/8s, 2012                               2,210,000
  2,000,000    Comcast Corp. sr. sub. notes 9-3/8s, 2002                               2,090,000
  7,405,350    Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003##                  7,109,136
  3,000,000    Jones Intercable, Inc. sub. deb. 11-1/2s, 2004                          3,330,000
    250,000    Lenfest Communications sr. notes 8-3/8s, 2005                             248,750
 14,700,000    Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                 coupon zero % (13-1/2s, 8/1/99), 2004++                              10,731,000
 10,000,000    Marcus Cable Co. sr. disc. notes stepped-coupon zero % (14-1/4s,
                 6/15/00), 2005++                                                      6,300,000
  3,000,000    Rogers Cablesystems Ltd. Ser. B, sr. notes 10s, 2005                    3,150,000
  6,000,000    Rogers Cablesystems Ltd. notes 10s, 2007                                6,255,000
  6,000,000    Rogers Cablesystems Ltd. notes 11s, 2015                                6,240,000
  2,500,000    Tele-Communications, Inc. deb. 9-1/4s, 2023                             2,649,150
 15,000,000    Telewest Communications PLC deb. 9-5/8s, 2006
                 (United Kingdom)                                                     15,112,500
  1,000,000    Telewest Communications PLC deb. stepped-coupon zero %, (11s,
                 10/1/00), 2007 (United Kingdom)++                                       590,000
  1,500,000    Videotron Holdings sr. disc. notes stepped-coupon
                 zero % (11-1/8s, 7/1/99), 2004 (United Kingdom)++                     1,008,750
  7,500,000    Videotron Holdings sr. disc. notes stepped-coupon
                 zero % (11s, 8/15/00), 2005 (United Kingdom)++                        4,425,000
                                                                                    -------------
                                                                                     114,750,536
Cellular Communications (5.1%)
-------------------------------------------------------------------------------------------------
  5,550,000    Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
                 (11-3/4s, 9/1/98), 2003                                               4,315,125
 48,470,000    Cencall Communications Corp. sr. disc. notes stepped-
                 coupon zero % (10-1/8s, 1/15/99), 2004++                             26,052,625
  6,000,000    Centennial Cellular Corp. sr. notes 10-1/8s, 2005                       6,255,000
  6,900,000    Centennial Cellular Corp. sr. notes 8-7/8s, 2001                        6,744,750
  2,750,000    Commnet Cellular Inc. bonds 11-1/4s, 2005                               2,887,500
  6,318,000    Horizon Cellular Telephone Co. Ser. B, sr. sub. disc. notes
                 stepped-coupon zero % (11-3/8s, 10/1/97), 2000++                      5,433,480
  7,500,000    Rogers Cantel Mobile sr. sub. notes 11-1/8s, 2002 (Canada)              7,987,500
                                                                                    -------------
                                                                                      59,675,980

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                           VALUE

Chemicals (3.0%)
-------------------------------------------------------------------------------------------------
$ 4,000,000    Arcadian Partner sr. notes 10-3/4s, 2005                             $  4,380,000
  5,825,000    Foamex (L.P.) Capital Corp. sr. disc. note stepped-coupon zero %
                 (14s, 7/1/99), 2004++                                                 3,232,875
  3,500,000    Foamex (L.P.) Capital Corp. sr. notes 11-1/4s, 2002                     3,500,000
  7,500,000    G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998                 5,700,000
  4,000,000    Harris Chemical Corp. sr. secd. disc. notes stepped-
                 coupon zero % (10-1/4s, 1/15/96), 2001++                              3,720,000
 11,750,000    Harris Chemical Corp. sr. sub. notes 10-3/4s, 2003                     10,340,000
  5,000,000    OSI Specialties Corp. Ser. B, sr. secd. disc. deb. stepped-
                 coupon zero % (11-1/2s, 4/15/99), 2004++                              4,350,000
                                                                                    -------------
                                                                                      35,222,875
Computer Equipment (1.0%)
-------------------------------------------------------------------------------------------------
 11,140,000    Computervision Corp. sr. sub. notes 11-3/8s, 1999                      11,697,000

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------
 10,750,000    Haynes International, Inc. sr. sub. notes 13-1/2s, 1999                 6,772,500
  2,475,000    MacAndrews & Forbes Holdings, Inc. sub. deb. notes
                 13s, 1999                                                             2,475,000
  4,000,000    Valcor, Inc. sr. notes 9-5/8s, 2003                                     3,700,000
                                                                                    -------------
                                                                                      12,947,500
Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------
  9,495,000    Coinmach Corp. 144A sr. notes 11-3/4s, 2005                             9,566,213

Containers (0.7%)
-------------------------------------------------------------------------------------------------
  7,705,000    Ivex Packaging Corp. sr. sub. notes 12-1/2s, 2002                       8,167,300

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------
  7,000,000    CTC Mansfield Funding deb. 11-1/8s, 2016                                7,305,550
  8,035,000    Cleveland Electric Illuminating Co. Ser. B, 1st mtge.
                 9-1/2s, 2005                                                          8,255,963
  5,700,000    First PV Funding deb. Ser. 86A, 10.3s 2014                              5,920,875
  6,000,000    Long Island Lighting Co. deb. 8.9s, 2019                                5,918,160
  4,000,000    Long Island Lighting Co. deb. 9s, 2022                                  4,037,360
 15,660,000    Midland Funding Corp. II Ser. A deb. 11-3/4s, 2005                     16,443,000
  2,000,000    Midland Funding Corp. II Ser. B, deb. 13-1/4s, 2006                     2,190,000
  8,000,000    Texas New Mexico Pwr. deb. 12-1/2s, 1999                                9,000,000
                                                                                    -------------
                                                                                      59,070,908
Electronics (1.9%)
-------------------------------------------------------------------------------------------------
 10,050,000    Amphenol Corp. sr. sub. notes 12-3/4s, 2002                            11,507,250
 20,000,000    International Semi-Tech. Corp. sr. secd. disc. notes
                 stepped-coupon zero % (11-1/2s, 8/15/00), 2003 (Canada)++            10,300,000
                                                                                    -------------
                                                                                      21,807,250
Environmental Control (0.6%)
-------------------------------------------------------------------------------------------------
  6,345,000    Allied Waste Industries sr. sub. notes 12s, 2004                        6,789,150
Finance (2.2%)
-------------------------------------------------------------------------------------------------
 10,000,000    IBM Credit Corp. med. term notes 17s, 1996                             10,281,500
 15,000,000    Paccar Financial Corp. med. term notes 17s, 1996                       15,424,350
                                                                                    -------------
                                                                                      25,705,850

                                      15


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                           VALUE

Financial Services (0.3%)
-------------------------------------------------------------------------------------------------
$ 3,000,000    Comdata Network, Inc. sr. notes 12-1/2s, 1999                        $  3,408,750

Food and Beverages (3.2%)
-------------------------------------------------------------------------------------------------
 15,500,000    Fresh Del Monte Produce Corp. NV 144A Ser.B,
                 sr. notes, 10s, 2003 (Netherlands)                                   13,562,500
  5,000,000    Mafco, Inc. sr. sub. notes 11-7/8s, 2002                                5,175,000
 12,500,000    Pepisco Inc. med. term notes 17s, 1996                                 12,705,125
    650,000    Specialty Foods Acquisition Corp. sr. secd. disc. deb.
                 stepped-coupon zero %, (13s, 8/15/99), 2005++                           299,000
  6,750,000    Specialty Foods Acquisition Corp. sr. sub. notes
                 11-1/4s, 2003                                                         5,805,000
                                                                                    -------------
                                                                                      37,546,625
Gaming (4.1%)
-------------------------------------------------------------------------------------------------
  3,535,000    Arizona Charlies Corp. Ser. B, 1st mtge. 12s, 2000+                     2,474,500
  6,450,000    Bally Park Place Funding 1st mtge. 9-1/4s, 2004                         6,433,875
  5,875,000    Boyd Gaming Corp. sr. sub. notes 10-3/4s, 2003                          6,198,125
  1,533,000    California Hotel Finance sr. sub. notes 11s, 2002                       1,621,148
    740,000    Capitol Queen Corp. Ser. B, 1st mtge. notes 12s, 2000+                    592,000
  7,000,000    Grand Casinos, Inc. 1st mtge. 10-1/8s, 2003                             7,175,000
  4,000,000    Mohegan Tribal Gaming 144A sr. notes 13-1/2s, 2002                      4,300,000
    590,000    Pioneer Finance Corp. 1st. mtge. 13-1/2s, 1998                            483,800
  2,250,000    Players International Inc. sr. notes 10-7/8s, 2000                      2,137,500
  1,500,000    Stratosphere Corp. 1st mtge. 14-1/4s, 2002                              1,687,500
 13,700,000    Trump Castle Funding Corp. mtge. 11-3/4s, 2003                         11,045,615
  3,078,000    Trump Castle Funding Corp. sr. sub. notes 11-1/2s, 2000                 3,078,000
  1,320,000    Trump Plaza Funding, Inc. 1st mtge. notes 10-7/8s, 2001                 1,320,000
                                                                                    -------------
                                                                                      48,547,063
Health Care (2.1%)
-------------------------------------------------------------------------------------------------
  3,500,000    Charter Medical Corp. sr. sub. notes 11-1/4s, 2004                      3,815,000
  1,800,000    Integrated Health Services sr. sub. notes 9.625s, 2002                  1,831,500
  2,000,000    Merit Behavioral Care 144A sr. sub. notes 11-1/2s, 2005                 2,040,000
  5,625,000    Multicare Cos., Inc. sr. sub. notes 12-1/2s, 2002                       6,468,750
  4,000,000    Ornda Healthcorp sr. sub. notes 12-1/4s, 2002                           4,380,000
  6,000,000    Tenet Healthcare Corp. sr. notes 8-5/8s, 2003                           6,195,000
                                                                                    -------------
                                                                                      24,730,250
Insurance (1.7%)
-------------------------------------------------------------------------------------------------
  5,600,000    American Life Holding Co. sr. sub. notes 11-1/4s, 2004                  5,936,000
  6,500,000    Bankers Life Holding sr. sub. notes Ser. B, 13s, 2002                   7,410,000
  6,750,000    Reliance Group Holdings, Inc. sr. sub. deb. 9-3/4s, 2003                6,910,313
    300,000    Terra Nova Insurance Holdings sr. notes 10-3/4s, 2005
                 (United Kingdom)                                                        324,000
                                                                                    -------------
                                                                                      20,580,313
Lodging (2.0%)
-------------------------------------------------------------------------------------------------
 14,500,000    HMH Properties, Inc. sr. notes 9-1/2s, 2005                            14,608,750
  9,300,000    Red Roof Inns sr. notes 9-5/8s, 2003                                    9,207,000
                                                                                    -------------
                                                                                      23,815,750

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                           VALUE

Media (3.6%)
-------------------------------------------------------------------------------------------------
$ 3,450,000    Commodore Media, Inc. sr. sub. notes stepped-coupon 7-1/2s,
                 (13-1/4s, 5/1/98), 2003++                                          $  3,174,000
 13,000,000    Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998         9,100,000
  4,962,000    Petracom Hldgs. 144A notes stepped-coupon zero %, (17-1/2s,
                 8/1/98),2003++                                                        3,380,363
 26,725,000    Viacom International, Inc. sub. deb. 8s, 2006                          27,059,063
                                                                                    -------------
                                                                                      42,713,426
Medical Supplies and Devices (0.3%)
-------------------------------------------------------------------------------------------------
  3,000,000    Wright Medical Technology, Inc. Ser. B, sr. secd.
                 notes 10-3/4s, 2000                                                   3,030,000
Motion Picture Distribution (2.5%)
-------------------------------------------------------------------------------------------------
    500,000    AMC Entertainment, Inc. sr. sub. deb. 11-7/8s, 2000                       560,000
  5,500,000    AMC Entertainment, Inc. sr. sub. deb. 12-5/8s, 2002                     6,297,500
  2,095,000    Cinemark Mexico notes 12s, 2003                                         1,948,350
  2,750,000    Cinemark USA sr. notes 12s, 2002                                        2,997,500
  8,000,000    Plitt Theatres, Inc. sr. sub. notes 10-7/8s, 2004                       7,240,000
 10,000,000    United Artists notes 11-1/2s, 2002                                     10,700,000
                                                                                    -------------
                                                                                      29,743,350
Oil and Gas (3.8%)
-------------------------------------------------------------------------------------------------
  5,500,000    Chesapeake Energy Corp. sr. notes 10-1/2s, 2002                         5,692,500
  3,700,000    Chesapeake Energy Corp. sr. notes 12s, 2001                             3,922,000
  5,000,000    Clark USA Inc. 144A sr. notes 10-7/8s, 2005                             5,093,750
  5,000,000    Gulf Canada Resources Ltd. sr. sub. notes 9-5/8s, 2005 (Canada)         5,150,000
  2,000,000    Maxus Energy Corp. deb. 11-1/2s, 2015                                   2,050,000
 20,250,000    Transtexas Gas Corp. sr. secd. notes 11-1/2s, 2002                     20,908,125
  2,000,000    Triton Energy sr. sub. disc. notes stepped-coupon zero % (9-3/4s,
                 12/15/96), 2000++                                                     1,855,000
                                                                                    -------------
                                                                                      44,671,375
Paging (3.2%)
-------------------------------------------------------------------------------------------------
  1,500,000    A+ Network Inc. sr. sub. notes 11-7/8s, 2005                            1,503,750
  3,000,000    Metrocall, Inc. sr. sub. notes 10-3/8s, 2007                            3,112,500
  9,500,000    Mobile Telecommunications Tech. sr. notes 13-1/2s, 2002                10,806,250
  4,000,000    Mobilemedia Corp. sr. sub. notes 9-3/8s, 2007                           4,030,000
  7,300,000    Pagemart, Inc. sr. disc. notes stepped-coupon zero % (12-1/4s,
                 11/1/98), 2003++                                                      5,402,000
 12,500,000    Paging Network, Inc. sr. sub. notes 10-1/8s, 2007                      13,328,125
                                                                                    -------------
                                                                                      38,182,625
Paper and Forest Products (2.3%)
-------------------------------------------------------------------------------------------------
  6,000,000    APP International Finance Co. notes 11-3/4s, 2005 (Netherlands)         5,850,000
  3,750,000    Gaylord Container Corp. sr. notes 11-1/2s, 2001                         3,857,813
  6,000,000    Repap New Brunswick sr. notes 10-5/8s, 2005 (Canada)                    6,000,000
  5,500,000    Riverwood International Corp. sr. sub. notes 11-1/4s, 2002              5,898,750
  5,820,000    Stone Container Corp. deb. sr. sub. notes 11-1/2s, 1999                 5,878,200
                                                                                    -------------
                                                                                      27,484,763

                                      17


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                         VALUE

Real Estate (0.9%)
-------------------------------------------------------------------------------------------------
$   596,000    Chelsea Piers 144A Ser. B, stepped-coupon zero %
                 (11s, 6/15/99), 2009++                                           $    565,455
 10,707,000    Chelsea Piers Ser. B, 1st mtge. disc. notes stepped- coupon
                 zero % (12-1/2s, 6/15/96), 2004++                                  10,077,964
                                                                                    -------------
                                                                                    10,643,419
Restaurants (0.5%)
-------------------------------------------------------------------------------------------------
  2,000,000    Flagstar Corp. sr. notes 10-3/4s, 2001                                1,845,000
  5,000,000    Flagstar Corp. sr. notes 10-7/8s, 2002                                4,562,500
                                                                                    -------------
                                                                                     6,407,500
Retail (0.8%)
-------------------------------------------------------------------------------------------------
  4,000,000    County Seat Stores Inc. sr. sub. notes 12s, 2002                      3,520,000
  4,143,000    Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
                 zero % (12s, 5/1/98), 2005++                                        2,858,670
  2,750,000    Loehmanns' Holdings, Inc. sr. sub. notes 13-3/4s, 1999                2,585,000
                                                                                    -------------
                                                                                     8,963,670
School Buses (0.7%)
-------------------------------------------------------------------------------------------------
  7,750,000    Blue Bird Body Co. Ser. B sub. deb., 11-3/4s, 2002                    7,943,750

Specialty Consumer Products (1.2%)
-------------------------------------------------------------------------------------------------
  2,000,000    Herff Jones, Inc. 144A sr. sub. notes 11s, 2005                       2,110,000
  4,650,000    Playtex Family Products Corp. sr. sub. notes 9s, 2003                 4,080,375
  8,250,000    Selmer Co., Inc. sr. sub. notes 11s, 2005                             8,126,250
                                                                                    -------------
                                                                                    14,316,625
Steel (0.3%)
-------------------------------------------------------------------------------------------------
  4,000,000    Ispat Mexicana, SA 144A deb. 10-3/8s, 2001 (Mexico)                   3,520,000

Supermarkets (0.3%)
-------------------------------------------------------------------------------------------------
  3,730,000    Stater Brothers sr. notes 11s, 2001                                   3,767,300

Telecommunication (1.1%)
-------------------------------------------------------------------------------------------------
 16,800,000    MFS Communications sr. disc. notes stepped-coupon zero % (9-3/8s,
                 1/15/99), 2004++                                                   12,999,000

Textiles (0.6%)
-------------------------------------------------------------------------------------------------
  6,375,000    Day International Group 144A sr. sub. notes 11-1/8s, 2005             6,390,938
               Total Corporate Bonds and Notes
                 (cost $925,818,393)                                              $945,210,022


COMMON STOCKS (6.4%)*
NUMBER OF SHARES                                                                         VALUE

Agriculture (0.1%)
-------------------------------------------------------------------------------------------------
      2,141    PMI Holdings Corp.+                                                $    428,200
      1,730    Premium Holdings L.P. 144A+                                             172,970
                                                                                    -------------
                                                                                       601,170
-------------------------------------------------------------------------------------------------
Automotive (--%)
-------------------------------------------------------------------------------------------------
          1    Lear Seating Corp.+                                                          28

COMMON STOCKS
NUMBER OF SHARES                                                                           VALUE

Broadcasting (0.9%)
-------------------------------------------------------------------------------------------------
560,000        Cox Communications, Inc. Class A+                                    $ 11,200,000

Cable Television (3.2%)
-------------------------------------------------------------------------------------------------
130,100        Cablevision Systems Corp. Class A+                                      7,220,550
681,100        Comcast Corp. Special Class A                                          13,451,725
 66,875        Tele-Comm. Liberty Media Group, Inc. Class A+                           1,872,500
807,500        Tele-Communications Inc. (TCI Group) Class A                           14,938,750
                                                                                    -------------
                                                                                      37,483,525
Chemicals (--%)
-------------------------------------------------------------------------------------------------
 19,703        UCC Investors Holding, Inc. (acquired 19,703 shares
                 3/28/94 cost $275,842)#+                                                187,179

Computer Equipment (0.1%)
-------------------------------------------------------------------------------------------------
 49,854        Computervision Corp.+                                                     623,175

Food and Beverages (--%)
-------------------------------------------------------------------------------------------------
 60,000        Dr Pepper Bottling Holdings, Inc. Class A+                                210,000
 85,200        Specialty Foods Corp.+                                                     85,200
                                                                                    -------------
                                                                                         295,200
Gaming (--%)
-------------------------------------------------------------------------------------------------
 15,710        Taj Mahal Holding Corp. Class A+                                          235,650

Hospital Management (0.2%)
-------------------------------------------------------------------------------------------------
 32,940        Total Renal Care Holdings, Inc. Class B+                                  589,297
192,000        Total Renal Care, Inc. 144A+                                            1,392,000
                                                                                    -------------
                                                                                       1,981,297
Media (0.8%)
-------------------------------------------------------------------------------------------------
144,600        Viacom, Inc. Class A+                                                   6,958,875
 60,000        Viacom, Inc. Class B+                                                   2,895,000
                                                                                    -------------
                                                                                       9,853,875
Oil and Gas (0.2%)
-------------------------------------------------------------------------------------------------
 62,350        Chesapeake Energy Corp.+                                                2,649,875

Paper and Forest Products (0.1%)
-------------------------------------------------------------------------------------------------
150,762        Gaylord Container Corp. A +                                             1,394,549

Retail (0.2%)
-------------------------------------------------------------------------------------------------
322,554        Grand Union Co. (acquired 322,554 shares 8/18/95
               cost $14,142,875)#+                                                     2,419,155


Telecommunication (0.6%)
-------------------------------------------------------------------------------------------------
440,700        NEXTEL Communications, Inc. Class A+                                    6,775,763
  7,097        Pyramid Communications, Inc. New Class B 144A+                            170,317
                                                                                    -------------
                                                                                       6,946,080
-------------------------------------------------------------------------------------------------
               Total Common Stocks
               (cost $78,687,823)                                                    $75,870,758
-------------------------------------------------------------------------------------------------

UNITS (5.3%)*
NUMBER OF UNITS                                                                            VALUE
-------------------------------------------------------------------------------------------------
     7,000     Australis Media units stepped-coupon zero %, (14s, 5/15/00), 2003
               (Australia)++                                                         $ 5,075,000
    15,545     Cellnet Data Systems Inc. units stepped-coupon zero % (13s,
               6/15/00), 2005++                                                        8,821,788
     3,500     Decorative Home Accents 144A units 13s, 2002                            3,500,000
 7,355,000     Echostar Communications Corp. units sr. disc. notes
               stepped-coupon zero %, (12-7/8s, 6/1/99), 2004++                        4,560,100
     8,260     Heartland Wireless Communication 144A units 13s, 2003                   9,375,100
 5,400,000     In-Flight Phone Corp. 144A units sr. disc. notes stepped-coupon
               zero % (14s, 5/15/98), 2002++                                           1,890,000
     2,950     Intelcom Group (USA) Inc., 144A units stepped-coupon zero %,
               (13-1/2s, 9/15/00), 2005++                                             16,962,500
 5,000,000     Intermedia Communications of Florida units Ser. B, sr. notes
               13-1/2s, 2005                                                           5,475,000
     5,974     Premium Standard Farms 144A exch. pfd. units 12-1/2s, 2000                657,140
 2,379,000     Total Renal Care Holdings units sr. disc. notes stepped-coupon
               zero %, (12s, 8/15/97), 2004++                                          2,260,050
     1,500     Winstar Communications, Inc. 144A units stepped- coupon zero %
               (14s, 10/15/00), 2005++                                                 2,340,000
     1,000     Wireless One Inc. units 13s, 2003                                       1,032,500
-------------------------------------------------------------------------------------------------
               Total Units (cost $59,765,955)                                        $61,949,178
-------------------------------------------------------------------------------------------------

BRADY BONDS (2.9%)*
PRINCIPAL AMOUNT                                                                           VALUE

$2,260,000     Argentina (Republic of) FRN 6.813s, 2005                              $ 1,477,475
 6,609,000     Argentina (Republic of) bonds 5s, 2023                                  3,453,203
 8,255,000     Argentina (Republic of) bonds 6-7/8s, 2023                              5,014,913
 6,602,000     Brazil (Federative Republic of) bonds 4s, 2024                          3,301,000
 4,941,000     Brazil (Federative Republic of) notes 6.812s, 2024                      2,933,719
 1,976,000     Brazil (Federated Republic of) FRN 6.688s, 2001                         1,679,600
 5,155,000     Brazil (Federated Republic of) FRN 6.813s, 2006                         3,395,856
 1,940,000     Bulgaria (Republic of) disc. FRN 6-3/4s, 2024                             984,550
   300,000     Philippines (Central Bank of) bonds 5-3/4s, 2017                          216,000
 2,561,000     Poland (Government of) 144A FRN 6-7/8s, 2024                            1,943,159
 1,090,000     Poland (Government of) Ser. RSTA, bonds stepped-coupon 2-3/4s
                 (with various rates from 3-1/4s to 5s, and dates from 10/96 to
                 10/14), 2024++                                                          512,300
 3,300,000     United Mexican States FRN 7.609s, 2008                                  2,904,000
 4,200,000     United Mexican States Ser. A, FRB 7.219s, 2001                          2,908,500
 1,042,000     United Mexican States Ser. A, deb. 6-1/4s, 2019                           639,528
 4,746,000     United Mexican States deb. Ser. B, 6-1/4s, 2019                         2,912,858
-------------------------------------------------------------------------------------------------
               Total Brady Bonds
                 (cost $32,868,713)                                                  $34,276,661
-------------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.4%)*
NUMBER OF SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------------
    50,000     California Federal Bank Ser. B, $10.625 exch. pfd.                     $5,437,500
    50,000     First Nationwide Bank $11.50 pfd.+                                      5,568,750
   236,213     Pyramid Communications, Inc. Ser. C, $3.125 exch. pfd.+                 5,521,482
-------------------------------------------------------------------------------------------------
               Total Preferred Stocks
                 (cost $15,749,231)                                                  $16,527,732
-------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS AND NOTES (0.5%)* (COST $4,476,393)
PRINCIPAL AMOUNT                                                                          VALUE
--------------------------------------------------------------------------------    -------------
$7,543,000     Pricellular Wireless 144A cv. sub. notes stepped-coupon zero %,
               (10-3/4s, 8/15/00), 2004++                                            $5,280,100
-------------------------------------------------------------------------------------------------

WARRANTS (0.3%)*+
NUMBER OF WARRANTS                                               EXPIRATION DATE           VALUE
 92,500        Becker Gaming Corp. 144A                                 11/15/00     $   46,250
 32,988        Capital Gaming International, Inc.                         2/1/99          4,124
 13,320        Casino Magic Finance Corp.                               10/14/96            666
 23,278        Cinemark Mexico USA, Inc.                                  8/1/03        215,671
  3,450        Commodore Media 144A                                       5/1/00        345,000
  5,000        County Seat Holdings, Inc.                               10/15/98         50,000
 12,730        Dial Call Communication 144A                             12/15/98            127
 74,130        Echostar Communications Corp.                              6/1/04        833,963
  5,825        Foamex (L.P.) Capital Corp. 144A                           7/1/99         87,375
125,438        Gaylord Container Corp. 144A                              7/31/96      1,027,024
  5,400        In-Flight Phone Corp. 144A                                8/31/02              5
  5,000        Intermedia Communications 144A                             6/1/00         50,000
 33,580        Pagemart, Inc. 144A                                      12/31/03        302,220
 11,999        Petracom Holdings, Inc.                                    8/1/05         85,493
 30,905        President Riverboat Casinos, Inc.                         9/30/99        123,620
 21,000        President Riverboat Casinos, Inc. 144A                    9/23/96          1,050
 55,000        Southdown, Inc. 144A                                     10/31/96        226,875
    102        Telemedia Broadcasting Corp. 144A                          4/1/04         76,793
    668        Wright Medical Technology, Inc. 144A                      6/30/03        110,258
-------------------------------------------------------------------------------------------------
               Total Warrants (cost $2,579,169)                                      $3,586,514
-------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*
PRINCIPAL AMOUNT                                                                          VALUE
           $2,058,000   Morocco (Government of) bonds 6.75s, 2009                   $ 1,299,113
              435,000   Morocco (Government of) notes 6.594s, 2004                      324,075
              850,000   Panama (Republic of) FRN 7-1/4s, 2002                           697,000
              500,000   Philippines (Central Bank of) bonds 5s, 2008                    380,000
-------------------------------------------------------------------------------------------------
                        Total Foreign Government Bonds and Notes (cost
                        $2,708,124)                                                 $ 2,700,188
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (3.1%)*
PRINCIPAL AMOUNT                                                                          VALUE
IDR     5,000,000,000   Bank Tabungan Negara certificate of deposit zero %,
                        Feburary 12, 1996                                           $ 2,105,124
          $30,414,000   Interest in $798,484,000 joint repurchase agreement
                        dated November 30, 1995 with Morgan (J.P.) & Co., Inc.
                        due December 1, 1995 with respect to various U.S.
                        Treasury obligations-- maturity value of $30,418,951
                        for an effective yield of 5.86%                              30,418,950
TRL    59,400,000,000   Turkey (Republic of) Treasury Bills zero %, December
                        29, 1995                                                      1,015,675
TRL    29,500,000,000   Turkey (Republic of) Treasury Bills zero %, December
                        14, 1995                                                        520,793
                        U.S. Dollar Certificate of Deposit (Issued by
                        J.P. Morgan Securities, Inc. The principal at
                        redemption is linked to the bid price for the Polish
                        Treasury Bill, at maturity, multiplied by the change in
                        the spot rate of the Polish Zolty from issue date to
                        maturity date) zero %,
             $708,511   May 8, 1996                                                     689,508

SHORT-TERM INVESTMENTS
PRINCIPAL AMOUNT                                                                           VALUE
-------------------------------------------------------------------------------------------------
          $ 1,697,998   January 31, 1996                                           $    1,525,991
              212,296   April 17, 1996                                                    188,010
-------------------------------------------------------------------------------------------------
                        Total Short-Term Investments
                        (cost $36,830,858)                                         $   36,464,051
-------------------------------------------------------------------------------------------------
                        Total Investments (cost $1,159,484,659)***                 $1,181,865,204
-------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,178,763,775.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

## Income may be received in cash or additional securities at the discretion of the issuer.

+   Non-income-producing security.

# Restricted, excluding 144A securities, as to public resale. At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at November 30, 1995 was $2,606,334 or 0.2% of net assets.

*** The aggregate identified cost for federal income tax purposes is $1,159,922,934, resulting in gross unrealized appreciation and depreciation of $125,518,102 and $103,575,832, respectively, or net unrealized appreciation of $21,942,270.

Forward Currency Contracts To Sell at November 30, 1995
(aggregate face value $1,236,235)

                                 Aggregate               Unrealized
                     Market         Face    Delivery    Appreciation/
                     Value         Value       Date     Depreciation
----------------------------------------------------------------------
Deutschemarks       $762,378      $748,605   1/31/96      $(13,773)
Deutschemarks         94,599        96,338   4/17/96         1,739
Deutschemarks        382,966       391,292    5/9/96         8,326
----------------------------------------------------------------------
                                                          $ (3,708)
----------------------------------------------------------------------

ADR or ADS after the name of a holding stands for American Depository Receipt or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
November 30, 1995

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,159,484,659) (Note 1)                                            $1,181,865,204
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            8,318,890
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                22,614,833
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    6,143,116
---------------------------------------------------------------------------------------------------
Receivable for open foreign currency contracts                                               10,065
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,218,952,108
---------------------------------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------------------------------
Distribution payable to shareholders                                                          7,424
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         29,836,417
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,368,258
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,809,215
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,294
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                   441
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  328,889
---------------------------------------------------------------------------------------------------
Payable to sub-custodian (Note 2)                                                         5,999,136
---------------------------------------------------------------------------------------------------
Payable for open foreign currency contracts                                                  13,773
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      598,750
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      221,736
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        40,188,333
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,178,763,775
---------------------------------------------------------------------------------------------------
Represented by
Paid-in capital (Notes 1 and 4)                                                      $1,271,600,531
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,451,218
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)                      (116,664,811)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment transactions and assets and liabilities
in foreign currencies                                                                    22,376,837
---------------------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares outstanding              $1,178,763,775
---------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
Net asset value and redemption price of class A shares ($870,810,474 divided by
91,511,281 shares)                                                                            $9.52
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.52)*                                        $9.99
---------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($287,876,631 divided by 30,335,743 shares)+                                                  $9.49
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($20,076,670 divided by 2,111,031 shares)                                                     $9.51
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.51)*                                        $9.83
---------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended November 30, 1995

Investment income:
--------------------------------------------------------------------------
Interest                                                      $101,889,005
--------------------------------------------------------------------------
Dividends                                                        3,249,431
--------------------------------------------------------------------------
Total investment income                                        105,138,436
--------------------------------------------------------------------------
Expenses:
Compensation of Manager (Note 2)                                 6,014,802
--------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   1,405,209
--------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                   26,308
--------------------------------------------------------------------------
Reports to shareholders                                             71,417
--------------------------------------------------------------------------
Auditing                                                           109,028
--------------------------------------------------------------------------
Legal                                                               27,203
--------------------------------------------------------------------------
Postage                                                            153,015
--------------------------------------------------------------------------
Administrative services (Note 2)                                    20,020
--------------------------------------------------------------------------
Distribution fees--class A (Note 2)                              1,918,495
--------------------------------------------------------------------------
Distribution fees--class B (Note 2)                              1,413,289
--------------------------------------------------------------------------
Distribution fees--class M (Note 2)                                 48,204
--------------------------------------------------------------------------
Registration fees                                                  165,437
--------------------------------------------------------------------------
Other expenses                                                      21,140
--------------------------------------------------------------------------
Total expenses                                                  11,393,567
--------------------------------------------------------------------------
Expense reduction (Note 2)                                        (313,441)
--------------------------------------------------------------------------
Net expenses                                                    11,080,126
--------------------------------------------------------------------------
Net investment income                                           94,058,310
--------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)               (31,041,787)
--------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)               (33,313)
--------------------------------------------------------------------------
Net unrealized depreciation on foreign currency contracts           (3,708)
--------------------------------------------------------------------------
Net unrealized appreciation of investments during the
period                                                          75,582,846
--------------------------------------------------------------------------
Net gain on investments                                         44,504,038
--------------------------------------------------------------------------
Net increase in net assets resulting from operations          $138,562,348
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                            Year ended November 30
                                                         ----------------------------
                                                             1995            1994
-------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------
Net investment income                                  $   94,058,310    $ 71,407,025
-------------------------------------------------------------------------------------
Net realized loss on investment transactions              (31,075,100)     (8,794,847)
-------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                                 75,579,138     (86,312,209)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                138,562,348     (23,700,031)
-------------------------------------------------------------------------------------
Distributions to shareholders from:
-------------------------------------------------------------------------------------
Net investment income
  Class A                                                 (81,579,408)    (73,482,433)
  Class B                                                 (13,725,209)       (935,321)
  Class M                                                    (955,481)        --
Increase from capital share transactions                  446,350,218      45,756,866
-------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   488,652,468     (52,360,919)
-------------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------------
Beginning of year                                         690,111,307     742,472,226
-------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,451,218 and $3,232,514, respectively)     $1,178,763,775    $690,111,307
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                          For the period                       For the period
                                         December 1, 1994                       May 16, 1994
                                         (commencement of                       (commencement
                                          operations) to        Year ended     of operations)
                                            November 30        November 30     to November 30
                                         ------------------   -------------    ---------------
                                               1995                1995             1994
----------------------------------------------------------------------------------------------
                                              Class M                     Class B
----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  9.05            $   9.05          $  9.83
----------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------
Net investment income                             .99                 .92              .48
----------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             .45                 .45             (.77)
----------------------------------------------------------------------------------------------
Total from investment operations                 1.44                1.37             (.29)
----------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------
From net investment income                       (.98)               (.93)            (.49)
----------------------------------------------------------------------------------------------
In excess of net investment income                 --                  --               --
----------------------------------------------------------------------------------------------
From net realized gain on
investments                                        --                  --               --
----------------------------------------------------------------------------------------------
From paid in capital                               --                  --               --
----------------------------------------------------------------------------------------------
Total distributions                              (.98)               (.93)            (.49)
----------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.51            $   9.49          $  9.05
----------------------------------------------------------------------------------------------
Total investment return at net asset
value (%) (a)                                   16.72               15.94            (3.12)(b)
----------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $20,077            $287,877          $37,017
----------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (c)                                   1.35                1.85             1.02(b)
----------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                          10.06                9.61             7.47(b)
----------------------------------------------------------------------------------------------
Portfolio turnover (%)                          89.96               89.96            69.61(b)
----------------------------------------------------------------------------------------------

                 Year ended November 30
 ------------------------------------------------------
   1995        1994       1993       1992       1991
---------     -------    -------    -------   ---------
                        Class A
 ------------------------------------------------------
$   9.07    $  10.41   $   9.74   $   9.30    $   7.38
    1.00         .98       1.13       1.23        1.14
     .45       (1.30)       .70        .42        1.98
    1.45        (.32)      1.83       1.65        3.12
   (1.00)      (1.02)     (1.15)     (1.21)      (1.15)
      --          --       (.01)        --          --
      --          --         --         --          --
      --          --         --         --        (.05)
   (1.00)      (1.02)     (1.16)     (1.21)      (1.20)
$   9.52    $   9.07   $  10.41   $   9.74    $   9.30
   16.81       (3.43)     19.88      18.44       45.46
$870,810    $653,094   $742,472   $484,520    $369,150
    1.12        1.03        .96       1.14        1.33
   10.35       10.87      11.04      12.40       13.38
   89.96       68.61      50.89      68.29       74.45

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through expenses offset arrangements. Prior period ratios exclude these amounts. (See Note 2)

Notes to financial statements
November 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income through a diversified portfolio of high-yielding, lower-rated corporate bonds with potential for capital growth.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--at the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities whose market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax subject to Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $116,227,000, available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover         Expiration
-----------------------------------------
$49,757,478          November 30, 1998
 15,408,761          November 30, 1999
 16,967,398          November 30, 2002
 34,093,363          November 30, 2003

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of the utilization of capital loss carryover, defaulted bond interest, losses on wash sale transactions and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended November 30, 1995, the fund reclassified $420,492 to increase undistributed net investment income and $2,975,582 to increase paid-in-capital, with an increase to accumulated net realized loss of $3,396,074. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Investment Management, Inc., the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion, under current law, subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest, taxes and credits allowed by PFTC) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,600 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 1995, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $313,441 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $626,712 and $22,260 from the sale of class A and M shares, respectively, and $289,856 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $6,964 on class A redemptions

Note 3
Purchases and sales of securities

During the year ended November 30, 1995, gross purchases and gross sales of investment securities other than short-term investments aggregated $1,161,625,532 and $733,026,443, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                   Contract     Premiums
                                                   Amounts      Received
------------------------------------------------------------------------
Contracts outstanding at beginning of year       $        --    $     --
------------------------------------------------------------------------
Options opened                                     4,100,000      30,110
------------------------------------------------------------------------
Options closed                                    (4,100,000)    (30,110)
------------------------------------------------------------------------
Written options outstanding at end of year       $        --    $     --
------------------------------------------------------------------------

Note 4
Capital shares

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended November 30
                                              -----------------------------
                                                          1995
---------------------------------------------------------------------------
Class A                                         Shares          Amount
---------------------------------------------------------------------------
Shares sold                                    37,029,176    $ 344,750,753
Shares issued in connection with
reinvestment of dividends                       3,862,693       35,951,835
---------------------------------------------------------------------------
                                               40,891,869      380,702,588
Shares repurchased                            (21,412,988)    (199,585,575)
---------------------------------------------------------------------------
Net increase                                   19,478,881    $ 181,117,013
---------------------------------------------------------------------------

                                                 Year ended November 30
                                              -----------------------------
                                                          1994
---------------------------------------------------------------------------
Class A                                         Shares          Amount
---------------------------------------------------------------------------
Shares sold                                    35,660,670    $ 358,899,704
Shares issued in connection with
reinvestment of dividends                       3,581,537       35,469,811
---------------------------------------------------------------------------
                                               39,242,207      394,369,515
Shares repurchased                            (38,551,619)    (387,466,479)
---------------------------------------------------------------------------
Net increase                                      690,588    $   6,903,036
---------------------------------------------------------------------------

                                                Year ended November 30
                                              ---------------------------
                                                         1995
---------------------------------------------------------------------------
Class B                                         Shares          Amount
---------------------------------------------------------------------------
Shares sold                                    28,775,818     $269,420,613
Shares issued in connection with
reinvestment of dividends                         609,853        5,495,388
---------------------------------------------------------------------------
                                               29,385,671      274,916,001
Shares repurchased                             (3,140,920)     (29,409,833)
---------------------------------------------------------------------------
Net increase                                   26,244,751     $245,506,168
---------------------------------------------------------------------------

                                                    May 16, 1994
                                                  (commencement of
                                              operations) to November
                                                         30
                                              ------------------------
                                                        1994
----------------------------------------------------------------------
Class B                                        Shares       Amount
----------------------------------------------------------------------
Shares sold                                  4,486,855    $42,572,031
Shares issued in connection with
reinvestment of dividends                       42,903        401,973
----------------------------------------------------------------------
                                             4,529,758     42,974,004
Shares repurchased                            (438,766)    (4,120,174)
----------------------------------------------------------------------
Net increase                                 4,090,992    $38,853,830
----------------------------------------------------------------------

                                                  December 1, 1994
                                                  (commencement of
                                              operations) to November
                                                         30
                                              ------------------------
                                                        1995
----------------------------------------------------------------------
Class M                                        Shares       Amount
----------------------------------------------------------------------
Shares sold                                  2,308,932    $21,594,908
Shares issued in connection with
reinvestment of dividends                       62,000        583,860
----------------------------------------------------------------------
                                             2,370,932     22,178,768
Shares repurchased                            (259,901)    (2,451,731)
----------------------------------------------------------------------
Net increase                                 2,111,031    $19,727,037
----------------------------------------------------------------------

Federal Tax Information

(Unaudited)

The fund has designated 3.50% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Edward H. D'Alelio
Vice President

Jin W. Ho
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President
and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
           The Putnam Funds                             PAID
           One Post Office Square                       Putnam
           Boston, Massachusetts 02109                  Investments

22197-060/327/702  1/96